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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported):    July 31, 2001



                          PENWEST PHARMACEUTICALS CO.
             (Exact Name of Registrant as Specified in its Charter)


                                   Washington
                 (State or Other Jurisdiction of Incorporation)


             000-23467                                     91-1513032
      (Commission File Number)                 (IRS Employer Identification No.)


       2981 Route 22, Patterson, NY                        12563-9970
(Address of Principal Executive Offices)                   (Zip Code)


                                 (845) 878-3414
              (Registrant's Telephone Number, Including Area Code)





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ITEM 5.  OTHER EVENTS.

On July 31, 2001, Penwest Pharmaceuticals Co. announced its results for the second quarter ended June 30, 2001.

A copy of the press release announcing the foregoing results has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

99.1 Press release dated July 31, 2001 regarding results for the second quarter ended June 30, 2001.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2001                     PENWEST PHARMACEUTICALS CO.
                                        (Registrant)


                                        By: /s/ Jennifer L. Good
                                            ------------------------
                                            Jennifer L. Good
                                            Senior Vice President, Finance, and
                                            Chief Financial Officer

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                               INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------

99.1 Press release dated July 31, 2001 regarding results for the second quarter ended June 30, 2001.